UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2012

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

CENTER COAST MLP FOCUS FUND
(Class A: CCCAX)
(Class C: CCCCX)
(Class I: CCCNX)

ANNUAL REPORT
November 30, 2012

www.cccmlpfocusfund.com

Center Coast MLP Focus Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance and Summary	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Example	28

This report and the financial statements contained herein are provided for the general information of the shareholders of the Center Coast MLP Focus Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

January 23, 2013

Dear Fellow Shareholders:

We are pleased to present the Center Coast MLP Focus Fund’s (“the Fund”) Annual Report for the period ending November 30, 2012.

The Fund’s no load Institutional share class (CCCNX) returned 6.98% net of expenses and corporate taxes, for the twelve month period ending November 30, 2012.  This can be compared to the total return, including dividends and capital gains reinvested of 16.13% for the broader equity markets as defined by the Standard and Poor 500 Index (“S&P 500”) over the same time period.  This fiscal year concludes the 23rd month of the Fund’s existence, and since inception on December 31st, 2010 the Fund’s institutional class has generated a cumulative total return of 14.24% vs. 17.38% for the S&P 500 through the fiscal year ending November 30th, 2012.  (For the period ended 12/31/12, the Fund’s one-year total return for the Institutional share was 0.76% and since inception (12/31/10) average annual total return was 5.66%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (877) 766-0066. The Fund’s gross operating expense ratio for the Institutional Shares is 8.79%. However, the Fund’s investment advisor contractually agreed, until March 31, 2013, to waive its fees or absorb expenses so that the total annual fund operating expense does not exceed 1.25%. Otherwise, performance shown would have been lower.)

Despite growing distributions and attractive yields, Master Limited Partnerships (“MLPs”) in general, as well as the Fund, significantly underperformed the broader equity markets over the past 12 months.  Looking back historically, 2012 was the first time MLPs, as measured by the Wells Fargo MLP Index, underperformed the S&P 500 since 1999, leading many to question whether this is a trend that will continue in 2013 and beyond.  To address this question we will focus mainly on the drivers of MLPs’ lack luster market performance in 2012, and look at what we see heading into 2013.

The Fund’s fiscal year commenced on December 1st, 2011 and the month of December 2011 was a rewarding one, during which the Fund’s Institutional Class appreciated 3.76%.  This performance was driven by continued fundamental strength of the underlying MLPs held by the Fund along with a market bias towards higher yielding more defensive sectors.  January 2012 started the first quarter of a new year in a more challenging environment for MLPs, where the broader market digested some positive economic news causing equity inflows into both the consumer discretionary and, on a shorter time horizon, financial sectors. This trend led to retail outflows from yield sectors, resulting in underperformance in MLPs.  Other yield-oriented equities such as utilities, as represented by the S&P Utilities Select Sector Index, also had outflows which resulted in a loss -1.62% for Q1 2012.  Second quarter performance for the Fund was in-line with the broader markets, particularly in May, when the broader market experienced a decline in value due to an increasingly dysfunctional European theater and the release of weaker-than-expected U.S. economic data.  Commodity prices were not immune to this volatility, as indicated by the West Texas Intermediate (“WTI”) crude futures which depreciated approximately 23% in Q2 2012.  While the Fund primarily invests in MLPs with fee-based business models, our performance suffered as well during the second quarter as the majority of MLP unit prices were indiscriminately pressured from both the volatility in the broader markets and declining commodity prices (Crude Oil, Natural Gas Liquids).  The third quarter provided much needed relief as MLP prices rebounded from May’s selloff before the November elections arrived.  Following November’s elections, MLPs sold off over 8%1 before trading fairly choppy into year’s end.  Many fingers were pointed towards potential threats to the existing -tax free- status of MLPs and their functioning as pass-through entities as the source of selling pressure post-election.  While we maintain our belief, as mentioned in last year’s shareholder report, that any detrimental changes to the tax status of MLPs is unlikely due to the critical role that MLPs play with respect to some of the most vital interests of the U.S. (such as less dependency on foreign energy,

1 As Indicated by Wells Fargo MLP Index (Bloomberg Ticker: WMLPT Index)

providing cleaner sources of energy, job creation and economic growth), one cannot deny the possible effect on MLP valuations, especially in November.  Finally, we saw investors harvesting both gains and losses ahead of perceived year-end tax law changes due to concerns about the “Fiscal Cliff.”  The tax harvesting provided yet another overhang on MLP valuations in 2012.

With all of the ebbs and flows of 2012 and a muted return on investment, one could chalk it up to a disappointing year from an investment standpoint.  However, in our opinion 2012 was far from a lost year for Fund shareholders and MLPs as a sector.  Distribution growth in the Fund’s portfolio exceeded expectations, with the Fund’s underlying holdings generating an 8% weighted average distribution growth rate in calendar year 2012.  This distribution growth allowed the Fund to increase its monthly distributions to shareholders from 5.3 cents per share in November 2011 to 5.6 cents per share by November 2012.  This represents a 5.7% annual increase in the monthly cash distribution rate to Fund shareholders.  That growth was primarily the direct result of previous capital expenditures (“Capex”) by MLPs in the form of both acquisitions and organic (new build) expenditures.  In 2011, MLPs as a sector invested $39.2 billion in new acquisition Capex and $14.7 billion in organic Capex2.  Those 2011 investments drove the impressive MLP distribution growth in 2012.  In 2012, MLPs matched the previous year’s acquisition Capex with approximately $39 billion, but nearly doubled their organic Capex.  MLPs are expected to have invested approximately $24 billion in new energy infrastructure in calendar year 2012 and are forecasted to invest $25 billion in 20132.  These capital expenditures give us clear insight on the potential for attractive distribution growth in 2013 and beyond.

In addition to the distribution growth, the Fund’s underlying holdings generated a distribution rate of approximately 6-7% for the calendar year.  These two return drivers -- the distribution rate of approximately 6-7% and a weighted average distribution growth rate of 8.1% for the calendar year-- should have generated an attractive rate of return for investors.  Instead, the Fund only managed to generate a slight positive return.  In both 2011 and 2012, the Fund began each year possessing a portfolio of what we believed to be high quality MLPs which had a weighted average distribution rate of 6.0%.  These underlying portfolio holdings were able to grow those distributions 6% and 8% on a weighted average rate basis in 2011 and 2012, respectively.  In 2013, the Fund began the calendar year possessing a portfolio of what we believed to be high quality MLPs with a weighted average distribution rate of 6.9% with potential for distribution growth.  In the Fund’s 2011 year end letter, we noted a then current distribution rate of 6%, and our expectation for attractive total returns for the Fund.  However, the unit prices of the Fund’s underlying holdings generally did not appreciate during calendar year 2012, and the distribution rate of its underlying holdings actually rose to 6.6%.

Typically a rise in a distribution rate of 6% to 6.6% over a twelve month period would reduce return results, assuming a static portfolio.  However the Fund’s holdings did not remain static in 2012. Over the course of 2012, the Fund pared back or sold positions that we regarded as overvalued; added new positions which were either new MLPs or had adjusted business models, and added or increased positions in MLPs that we viewed as oversold and undervalued.  With those changes, the Fund enters 2013 possessing a portfolio of MLPs with a weighted average distribution rate of 6.9% as of December 31, 2012 -- a 15% discount to where the Fund’s holdings began in both 2011 and 2012 in terms of weighted average distribution rate.  Perhaps as important is that we believe the Fund’s underlying holdings still possess potential for distribution growth.  Given these two variables we remain optimistic about the Fund’s 2013 total return potential.

SUMMARY

We maintain a positive outlook on the future prospects for MLPs for the remainder of 2013 and beyond.  While we are frustrated with the Fund’s returns over the last twelve months, we do feel that many of the variables, including but not limited to uncertainty regarding individual and MLP tax changes, will not be the impediments they were in 2012.   Further, record capital expenditures in 2012 position MLPs to potentially deliver strong growth in 2013.  Current valuations present total return potentialities given the historical elevated yield, strong distribution growth potential, and possible multiple expansion due to depressed valuations.  The Fund exited its fiscal year with an

2 Source: Wells Fargo MLP Monthly:  December 2012

approximate distribution rate of 6.6%, and with the potential for distribution growth in 2013.  These two variables alone are enough to provide strong catalysts for prospective total return.  Given current valuations, current growth rates, and possible multiple expansion, total return potential is quite compelling.  We believe the Fund is properly positioned for 2013.  We appreciate your investment with us.

Best Regards,

Dan C. Tutcher	Robert T. Chisholm
Portfolio Manager	Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub‐Advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Center Coast MLP Focus Fund is subject to risk, including the possible loss of principal amount invested and the following risks which are more fully described in the prospectus.  The Fund concentrates in master limited partnerships (MLPs), which involves but is not limited to cash flow and tax risks. In order to provide professional management of a portfolio comprised primarily of MLP investments in a mutual fund format, the Fund is structured as a “C” Corporation. Therefore, unlike a traditional mutual fund, the Fund’s net earnings are subject to Federal, state and local income taxes.  The Fund reserves for these tax charges related to all earnings and losses, both realized and unrealized, on a daily basis, and such charges are reflected in the Fund’s NAV. These taxes are not a direct obligation of the Fund’s shareholders, however, they ultimately reduce the returns that the shareholder would otherwise receive. The Fund currently anticipates paying cash distributions that approximate the gross amount of the distributions it receives from the MLPs in which it invests without offset for the expenses of the Fund. In doing so, the Fund may have to liquidate cash reserves, borrow or sell certain investments at less desirable prices in order to pay the expenses of the Fund. The Fund is not required to make such distributions and in the future could decide not to make such distributions or to make distributions that are materially different than the gross distributions it receives from its MLP investments. Furthermore, unlike the MLPs in which it invests, the Fund is not a pass‐through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of its MLP investments. The Fund will be subject to certain Fund structure and MLP tax risks and risks associated with accounting for its deferred tax liability and/or asset balances which could materially reduce the net asset value per share of the Fund’s shares.  As a non‐diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. A substantial portion of the MLPs within the Fund are primarily engaged in the energy sector. As a result, any negative development affecting that sector, such as regulatory, environmental, commodity pricing or extreme weather risk, will have a greater impact on the Fund than a fund that is not over‐weighted in that sector.  Accordingly, the Fund may not be suitable for all investors.  Investors should read the prospectus carefully and should consult with their tax, accounting or financial consultants before investing.

The S&P 500 Index is a broad‐based, unmanaged measurement of changes in stock market conditions on the average of 500 widely held common stocks. The Wells Fargo MLP Index is a market-cap weighted, float-adjusted index which tracks the performance of the energy Master Limited Partnerships (MLPs) with market-caps of at least $200M.  The Wells Fargo MLP Index data is not representative of the Fund and the Fund’s investment portfolio may be materially different from the Wells Fargo MLP Index. The S&P Utilities Select Sector Index consists of constituent companies of the S&P 500 Index engaged in the following industries: electric utilities, multi-utilities, independent power producers and energy traders, and gas utilities.  One cannot invest directly in an index.

West Texas Intermediate (WTI) reflects the market price of crude oil in Cushing, Oklahoma.  This production stream serves as a reference for pricing a number of other crude streams. WTI crude oil is a blend of several U.S. domestic streams of light sweet crude oil.  Light sweet crude Oil (WTI) is a significant physical market price reference — it serves as a benchmark for approximately 10 million barrels of daily North American production and has become the most efficient hedging tool for hundreds of commercial oil companies.

Center Coast MLP Focus Fund
FUND PERFORMANCE AND SUMMARY at November 30, 2012

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Shares, made at its inception with a similar investment in the S&P 500 Index. Results for the Fund and the Index include the reinvestment of all dividends and capital gains, if any.  The S&P 500 Index is a market weighted index composed of 500 large capitalization companies. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Total Returns as of November 30, 2012

	One Year	Since Inception* (12/31/10)
Unadjusted for sales charge or CDSC
Center Coast MLP Focus Fund – A shares	6.77%	7.14%
Center Coast MLP Focus Fund – C shares	6.02%	6.15%
Adjusted for maximum sales charge or CDSC
Center Coast MLP Focus Fund – A shares	0.60%	3.87%
Center Coast MLP Focus Fund – C shares	5.03%	6.15%
Center Coast MLP Focus Fund – Institutional Shares	6.98%	7.20%
S&P 500 Index	16.13%	8.73%
*Annualized Return

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 877-766-0066 or by visiting www.cccmlpfocusfund.com.

Gross and Net Expense Ratios for Class A shares are 9.04% and 8.67% respectively, for the Class C shares are 9.79% and 9.42% respectively, and for the Institutional Shares are 8.79% and 8.42% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor contractually agreed, until March 31, 2013, to waive its fees or absorb expenses so that the total annual fund operating expenses, excluding deferred income tax expenses, of the Class A, C and I Shares do not exceed 1.50%, 2.25% and 1.25%, respectively.  Otherwise, performance shown would have been lower.

Actual gross expense ratios experienced for A Shares, C Shares, and Institutional Shares (inclusive of deferred income tax expense), as found within the Financial section of this Annual Report, were 4.31%, 4.78%, 4.15%, respectively.

Total returns adjusted for the maximum sales charge or contingent deferred sales charge (“CDSC”) reflect the deduction of the maximum sales charge of 5.75% for A shares and CDSC charge of 1.00% when shares are redeemed within 12 months of purchase.  The total returns of individual share classes will differ due to varying sales charges and expenses between classes.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Center Coast MLP Focus Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2012

Number of Shares		Value

	MASTER LIMITED PARTNERSHIP SHARES – 100.0%
	DIVERSIFIED – 37.6%
1,815,581	Enbridge Energy Partners LP	$52,688,161
1,507,054	Enterprise Products Partners LP	78,110,609
1,037,888	Kinder Morgan Management LLC*	78,775,688
885,494	ONEOK Partners LP	51,580,025
2,093,901	Targa Resources Partners LP	78,877,251
1,016,736	Williams Partners LP	51,762,030
		391,793,764
	GATHERS & PROCESSORS – 11.6%
733,881	Access Midstream Partners LP	25,678,496
1,829,786	Crestwood Midstream Partners LP	42,707,205
1,728,067	Crosstex Energy LP	26,059,250
537,859	Western Gas Partners LP	26,333,577
		120,778,528
	NATURAL GAS/NATURAL GAS LIQUIDS – 20.3%
1,012,278	Boardwalk Pipeline Partners LP	26,106,650
2,150,007	El Paso Pipeline Partners LP	80,259,761
871,016	Spectra Energy Partners LP	25,947,567
1,902,639	TC Pipelines LP	79,321,020
		211,634,998
	REFINED/CRUDE OIL – 30.5%
1,572,227	Buckeye Partners LP	79,020,129
593,485	Magellan Midstream Partners LP	26,398,213
849,811	Martin Midstream Partners LP	26,191,175
1,181,991	NuStar Energy LP	54,182,467
1,700,772	Plains All American Pipeline LP	79,221,960
529,430	Sunoco Logistics Partners LP	26,905,633
566,014	Tesoro Logistics LP	26,093,245
		318,012,822

	TOTAL MASTER LIMITED PARTNERSHIP SHARES (Cost $969,499,718)	1,042,220,112

Principal Amount

	SHORT-TERM INVESTMENTS – 2.5%
$25,745,780	UMB Money Market Fiduciary, 0.01%1	25,745,780

	TOTAL SHORT-TERM INVESTMENTS (Cost $25,745,780)	25,745,780

Center Coast MLP Focus Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2012

TOTAL INVESTMENTS – 102.5% (Cost $995,245,498)	$1,067,965,892
Liabilities in Excess of Other Assets – (2.5)%	(26,400,439)

TOTAL NET ASSETS – 100.0%	$1,041,565,453

LLC – Limited Liability Company
LP – Limited Partnership

*	No distribution or dividend was made during the period ended November 30, 2012. As such, it is classified as a non-income producing security.

1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
SUMMARY OF INVESTMENTS
As of November 30, 2012

Security Type/Sector	Percent of Total Net Assets
Master Limited Partnership Shares
Diversified	37.6%
Refined/Crude Oil	30.5%
Natural Gas/Natural Gas Liquids	20.3%
Gathers & Processors	11.6%
Total Master Limited Partnership Shares	100.0%
Short-Term Investments	2.5%
Total Investments	102.5%
Liabilities in Excess of Other Assets	(2.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2012

Assets
Investments, at fair value (cost $995,245,498)	$1,067,965,892
Receivables:
Investment securities sold	4,711,209
Fund shares sold	10,904,579
Dividends and interest	172
Prepaid expenses	168,102
Total assets	1,083,749,954

Liabilities
Payables:
Investment securities purchased	15,183,128
Fund shares redeemed	2,840,692
Advisory fees	751,826
Distribution fees (Note 7)	333,097
Shareholder servicing fees (Note 8)	65,677
Administration fees	65,435
Auditing fees	32,841
Transfer agent fees and expenses	29,789
Fund accounting fees	17,749
Custody fees	10,048
Deferred tax liability	22,837,905
Dividends	9,612
Accrued other expenses	6,702
Total liabilities	42,184,501
Net Assets	$1,041,565,453

Components of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,003,502,277
Accumlated net investment loss, net of deferred taxes	(7,460,420)
Accumulated net realized gain on investments, net of deferred taxes	73,350
Net unrealized appreciation on investments, net of deferred taxes	45,450,246
Net Assets	$1,041,565,453

Net asset value, offering and redemption price per share

Class A Shares
Net assets applicable to shares outstanding	$445,142,532
Shares outstanding	43,945,397
Net asset value and redemption price per share1	$10.13
Maximum sales charge (5.75% of offering price)2	$0.62
Offering price	$10.75

Class C Shares
Net assets applicable to shares outstanding	$315,288,142
Shares outstanding	31,705,920
Net asset value, offering price and redemption price per share3	$9.94

Institutional Shares
Net assets applicable to shares outstanding	$281,134,779
Shares outstanding	27,715,150
Net asset value, offering price and redemption price per share	$10.14

1	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.

2	No initial sales charge is applied to purchases of $1 million or more.

3	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2012

Investment Income
Distributions from master limited partnerships	$40,227,595
Less return of capital on distributions	(40,227,595)
Interest	1,807
Total investment income	$1,807

Expenses
Advisory fees	6,670,019
Distribution fees - Class C (Note 7)	1,756,453
Distribution fees - Class A (Note 7)	781,929
Transfer agent fees and expenses	739,591
Administration fees	455,050
Fund accounting fees	138,365
Legal fees	111,059
Registration fees	77,059
Shareholder reporting fees	76,408
Custody fees	75,130
Shareholder servicing fees (Note 8)	65,677
Auditing fees	27,228
Chief Compliance Officer fees	12,255
Trustees' fees and expenses	12,095
Offering cost	3,094
Insurance fees	2,686
Miscellaneous	73,693

Total expenses	11,077,791
Advisory fees waived	(204,054)
Net expenses	10,873,737
Net investment loss, before taxes	(10,871,930)
Deferred tax benefit	4,050,355
Net investment loss, net of deferred taxes	(6,821,575)

Net Realized and Unrealized Loss on Investments
Net realized loss on investments	(341,575)
Deferred tax benefit	139,564
Net realized loss, net of deferred taxes	(202,011)

Net change in unrealized appreciation/depreciation on investments	60,521,847
Deferred tax expense	(22,390,729)
Net change in unrealized appreciation/depreciation	38,131,118
Net realized and unrealized gain on investments	37,929,107

Net Increase in Net Assets from Operations	$31,107,532

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the Period
	Year Ended	December 31, 2010*
	November 30, 2012	to November 30, 2011
Increase (Decrease) in Net Assets from:
Operations
Net investment loss, net of deferred taxes	$(6,821,575)	$(638,845)
Net realized gain (loss) on investments, net of deferred taxes	(202,011)	275,361
Net unrealized appreciation (depreciation) on investments,
net of deferred taxes	38,131,118	7,319,128
Net increase in net assets resulting from operations	31,107,532	6,955,644

Distributions to Shareholders from return of capital
Class A shares	(22,064,006)	(3,392,463)
Class C shares	(13,276,442)	(1,336,568)
Institutional Class shares	(13,021,480)	(878,471)
Total distributions	(48,361,928)	(5,607,502)

Capital Transactions
Net proceeds from shares sold
Class A	387,373,016	133,297,293
Class C	264,266,571	54,887,310
Institutional Class	274,087,634	50,980,451
Reinvestment of distributions
Class A	16,942,178	2,457,149
Class C	8,966,740	915,925
Institutional Class	10,480,200	813,878
Cost of shares redeemed(1)
Class A	(80,340,588)	(8,854,879)
Class C	(7,397,563)	(519,962)
Institutional Class	(50,460,684)	(422,962)
Net change in net assets from capital transactions	823,917,504	233,554,203
Total increase in net assets	806,663,108	234,902,345

Net Assets
Beginning of period	234,902,345	-
End of period	$1,041,565,453	$234,902,345
Accumulated net investment loss	$(7,460,420)	$(638,845)

Capital Share Transactions
Shares sold
Class A	37,513,300	13,271,071
Class C	26,000,761	5,504,692
Institutional Class	26,486,660	5,111,574
Shares reinvested
Class A	1,664,620	245,042
Class C	896,562	92,148
Institutional Class	1,028,556	81,109
Shares redeemed
Class A	(7,843,091)	(905,545)
Class C	(735,193)	(53,050)
Institutional Class	(4,950,376)	(42,373)
Net increase	80,061,799	23,304,668

(1)
Net of redemption fee proceeds of $3,791, $446 and $4,708 for the year ended November 30, 2012 and $11,695, $780 and $1,182 for the period ended November 30, 2011 for Class A , Class C and Institutional Class respectively.

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS - A Shares

Per share operating performance.
For a capital share outstanding throughout each period.

		For the Period
	Year Ended	December 31, 2010*
	November 30, 2012	to November 30, 2011
Net asset value, beginning of period	$10.11	$10.00
Income from Investment Operations
Net investment loss1	(0.10)	(0.08)
Return of capital1	0.39	0.34
Net realized and unrealized gain on investments1,2	0.38	0.41
Total from investment operations	0.67	0.67

Less Distributions:
From return of capital	(0.65)	(0.56)
Total distributions	(0.65)	(0.56)

Net asset value, end of period	$10.13	$10.11

Total return4	6.77%	6.87%	3

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$445,142	$127,439

Ratio of expenses to average net assets:
Before expense waivers and deferred tax benefit	1.53%	1.87%	5
Expense Waiver	(0.03)%	(0.37)%	5
Net of expense waivers and before deferred tax benefit	1.50%	1.50%	5
Deferred tax expense (benefit)6	2.78%	7.17%	5
Total expenses	4.28%	8.67%	5
Ratio of net investment income (loss) to average net assets:
Before expense waivers and deferred tax expense	(1.53)%	(1.87)%	5
Expense Waiver	(0.03)%	(0.37)%	5
Net of expense waivers and before deferred tax benefit	(1.50)%	(1.50)%	5
Deferred tax benefit7	0.56%	0.60%	5
Net investment loss	(0.94)%	(0.90)%	5
Portfolio turnover rate	12%	12%	3

*	Commencement of operations.

1	Based on average shares outstanding during the period.

2
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

3	Not annualized.

4
The returns shown do not include payment of maximum sales charge of 5.75%. The returns do not include a contingent deferred sales charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If sales charges and CDSC were included total return would be lower. The return includes Rule 12b-1 fees of 0.25% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

5	Annualized.

6	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).

7	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS - C Shares

Per share operating performance.
For a capital share outstanding throughout each period.

		For the Period
	Year Ended	December 31, 2010*
	November 30, 2012	November 30, 2011
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations
Net investment loss1	(0.14)	(0.12)
Return of capital1	0.38	0.34
Net realized and unrealized gain on investments1,2	0.35	0.34
Total from investment operations	0.59	0.56

Less Distributions:
From return of capital	(0.65)	(0.56)
Total distributions	(0.65)	(0.56)

Net asset value, end of period	$9.94	$10.00

Total return4	6.02%	5.73%	3

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$315,288	$55,461

Ratio of expenses to average net assets:
Before expense waivers and deferred tax benefit	2.28%	2.62%	5
Expense Waiver	(0.03)%	(0.37)%	5
Net of expense waivers and before deferred tax benefit	2.25%	2.25%	5
Deferred tax expense (benefit)6	2.50%	7.17%	5
Total expenses	4.75%	9.42%	5
Ratio of net investment income (loss) to average net assets:
Before expense waivers and deferred tax expense	(2.28)%	(2.62)%	5
Expense Waiver	(0.03)%	(0.37)%	5
Net of expense waivers and before deferred tax benefit	(2.25)%	(2.25)%	5
Deferred tax benefit7	0.84%	0.90%	5
Net investment loss	(1.41)%	(1.35)%	5
Portfolio turnover rate	12%	12%	3

*	Commencement of operations.

1	Based on average shares outstanding during the period.

2
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

3	Not annualized.

4
The returns shown do not include a contingent deferred sales charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If the sales charge was included total returns would be lower. The return includes Rule 12b-1 fees of 1.00% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

5	Annualized.

6	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).

7	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS - Institutional Shares

Per share operating performance.
For a capital share outstanding throughout each period.

		For the Period
	Year Ended	December 31, 2010*
	November 30, 2012	November 30, 2011
Net asset value, beginning of period	$10.10	$10.00
Income from Investment Operations
Net investment loss1	(0.08)	(0.07)
Return of capital1	0.39	0.34
Net realized and unrealized gain on investments1,2	0.38	0.39
Total from investment operations	0.69	0.66

Less Distributions:
From return of capital	(0.65)	(0.56)
Total distributions	(0.65)	(0.56)

Net asset value, end of period	$10.14	$10.10

Total return	6.98%	6.78%	3

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$281,135	$52,002

Ratio of expenses to average net assets:
Before expense waivers and deferred tax benefit	1.28%	1.62%	4
Expense Waiver	(0.03)%	(0.37)%	4
Net of expense waivers and before deferred tax benefit	1.25%	1.25%	4
Deferred tax expense (benefit)5	2.87%	7.17%	4
Total expenses	4.12%	8.42%	4
Ratio of net investment income (loss) to average net assets:
Before expense waivers and deferred tax expense	(1.28)%	(1.62)%	4
Expense Waiver	(0.03)%	(0.37)%	4
Net of expense waivers and before deferred tax benefit	(1.25)%	(1.25)%	4
Deferred tax benefit6	0.46%	0.50%	4
Net investment loss	(0.79)%	(0.75)%	4
Portfolio turnover rate	12%	12%	3

*	Commencement of operations.

1	Based on average shares outstanding during the period.

2
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

3	Not annualized.

4	Annualized.

5	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).

6	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2012

Note 1 – Organization
Center Coast MLP Focus Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund currently offers three classes of shares: A Shares, C Shares, and Institutional Shares.  The Fund commenced operations on December 31, 2010.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.  Equity securities that are traded on the NASDAQ are valued at the NASDAQ Official Closing Price.  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type.  Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost.  The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $37,042, which were amortized over a one-year period from December 31, 2010 (commencement of operations).

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

(c) Return of Capital Estimates
Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2012, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

(d) Partnership Accounting Policy
The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statements of Operations.

(e) Distributions to Shareholders
Dividends, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2013. For the year ended November 30, 2012, the Fund’s distributions were expected to be comprised of 100% return of capital.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

(f) Energy Industry Concentration Risk
A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry.  As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry.

(g) Federal Income Taxes
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it will be taxed as a corporation.  As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income.  Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent.  The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.  The Fund is currently using an estimated 2.5% for state and local tax, which is a change in the state and local tax rate estimate of 5% used in the prior year.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

The Fund's income tax provision consists of the following as of November 30, 2012:

Current tax expense (benefit)
Federal	$-
State	-

Total current tax expense	$-

Deferred tax expense (benefit)
Federal	$17,257,920
State	1,232,709
Effect of change in estimated state deferred rate	(289,819)

Total deferred tax expense	$18,200,810

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate

Application of statutory income tax rate	$17,257,920	35.00%
State income taxes net of federal benefit	1,232,709	2.50%
Effect of permanent differences	4,497	0.01%

Total income tax expense (benefit)	$18,495,126	37.51%

The Fund intends to invest their assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. The Fund's tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax benefit resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax benefit amount. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At November 30, 2012, the Fund has determined that it is more likely than

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

not that the deferred tax asset component of the net deferred tax liability, as outlined below, will be realized through future taxable income of the appropriate character.  Accordingly, no valuation allowance has been established at November 30, 2012. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Components of the Fund's deferred tax assets and liabilities as of November 30, 2012 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$5,098,385
Capital loss carryforward (tax basis)	-

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(27,936,290)

Total net deferred tax asset/(liability)	$(22,837,905)

Unexpected significant decreases in cash distributions from the Fund's MLP investments or significant declines in the fair value of its investments may change the Fund's assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance.  If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund's net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax benefit/(liability).  Such estimates are made in good faith.  From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations.  As of November 30, 2012, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states.  All tax years since inception remain open and subject to examination by tax jurisdictions.  The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns.  Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

At November 30, 2012, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2031	$514,648
11/30/2032	13,081,044

Total	$13,595,692

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor engages Center Coast Capital Advisors, LP (the “Sub‐Advisor”) to manage the Fund and pays the Sub‐Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes such as deferred income tax expenses, interest, portfolio transaction expenses, and extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the A Shares, C Shares and Institutional Shares, respectively, until March 31, 2013.

For the year ended November 30, 2012, the Advisor waived its advisory fees totaling $204,054.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit and the expense limit in place at the time the expenses were incurred. The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture a portion of the following amounts no later than November 30 of the years stated below:

2014:	$238,870
2015:	204,054
$442,924

Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

The amount of net selling commissions and deferred sales charges retained by the Distributor, Advisor and/or a broker-dealer affiliated with the Advisor for the year ended November 30, 2012 were as follows:

	Net Selling Commissions	Deferred Sales Charge
Class A	$ 5,772,259	$ 3,750
Class C	-	31,987

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2012, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2012, are reported on the Statement of Operations

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

Note 4 – Federal Income Tax Information
At November 30, 2012, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$931,097,088

Gross unrealized appreciation	$145,356,423
Gross unrealized depreciation	(8,487,619)

Net unrealized appreciation (depreciation) on investments	$136,868,804

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from Master Limited Partnership (“MLP”) K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.

Note 5 – Investment Transactions
For the year ended November 30, 2012, purchases and sales of investments, excluding short-term investments, were $871,552,179 and $83,213,071, respectively.

Note 6 – Redemption Fee
The Fund imposed a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase. As of March 31, 2012 the Fund no longer imposes the redemption fee. For the period December 1, 2011 through March 31, 2012, the Fund retained $8,945 in redemption fees.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Under the Plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders of each such Class and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares.  For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker‐dealer, HRC Fund Associates, LLC, markets the Fund shares to financial intermediaries and institutions pursuant to a selling dealer agreement. In addition, HRC Fund Associates, LLC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s distributor.

For the year ended November 30, 2012, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Plan went into effect on 11/1/2012.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

For the year ended November 30, 2012, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure:
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*
Investments
Master Limited Partnerships1	$1,040,220,112	$-	$-	$1,040,220,112
Short-Term Investments	25,745,780	-	-	25,745,780
Total Investments	$1,067,965,892	$-	$-	$1,067,965,892

1
All Master Limited Partnerships held in the Fund are Level 1 securities.  For a detailed break-out of Master Limited Partnerships by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 & 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 11 – Recently Issued Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the Center Coast MLP Focus Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2012, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period December 31, 2010 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Center Coast MLP Focus Fund as of November 30, 2012, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2013

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 766-0066 or on the Fund’s website at http://www.cccmlpfocusfund.com.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-present).	53	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	53	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	53	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the distributor of certain series of the Trust (not including the Fund), Grand Distribution Services, LLC, and custodian (2006-present); Consultant to Jefferson Wells International (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	53	None
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006); Partner, The Wadsworth Group, a mutual fund administration and consulting services provider (1990-2001).	53	None

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1994-2001).
			N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1997-2001).
			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.

b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.

c	Trustees and officers serve until their successors have been duly elected.

†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the distributor of certain series of the Trust (not including the Fund), Grand Distribution Services, LLC and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)
At in-person meetings held on August 14-15, 2012 and September 26-27, 2012, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Liberty Street Advisors, Inc. (the “Investment Advisor”) with respect to the Center Coast MLP Focus Fund series of the Trust (the “Fund”) for an additional one-year term, and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Center Coast Capital Advisors, LP (the “Sub-Advisor”) with respect to the Fund for an additional one-year term.  In approving renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of each agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement and Sub-Advisory Agreement from the Investment Advisor, from the Sub-Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement and the Sub-Advisory Agreement. The Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement and the Sub-Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor or the Sub-Advisor were present.

In approving the Advisory Agreement and the Sub-Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Liberty Street Advisors, Inc.
The Board considered information included in the meeting materials regarding the performance of the Fund compared with returns of the S&P 500 Index for the three-month, year-to-date and one-year periods ended June 30, 2012, and with a select group of comparable funds selected by Morningstar, Inc. (each, a “Peer Group”) from the relevant category (each, a “Universe”) selected by Morningstar, Inc. for the same periods.  With respect to the performance results of the Fund, the Board noted that the materials they reviewed indicated that the Fund’s performance for the one-year period exceeded the median returns of the funds in the Peer Group and Domestic Energy Universe as well as the return of the S&P 500 Index.

The Board considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Investment Advisor to the Fund were satisfactory.

With respect to the advisory fees and expenses paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were slightly above the medians of the funds in the Peer Group and Universe and total expenses (net of fee waivers by the Investment Advisor) paid by the Fund were the same as the Peer Group median and slightly higher than the Universe median.  The Board also noted that the Investment Advisor was waiving a portion of its advisory fees with respect to the Fund.  The Board noted that it could not compare fees charged by the Investment Advisor to the Fund to those of any other accounts because the Investment Advisor does not manage any other accounts with the same objectives as the Fund. The Board and the Independent

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

The Board also considered information relating to the Investment Advisor’s profits with respect to the Fund and determined that the level of profitability was reasonable.  The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund, including investment advisory fees paid to the Investment Advisor, benefits received by its affiliated broker-dealer in connection with the marketing of Fund shares, and any research received from broker-dealers executing transactions on behalf of the Fund and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance.  They also noted that although there were no advisory fee breakpoints, the Investment Advisor was waiving a portion of its advisory fees and, therefore, the asset level of the Fund was not currently leading to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Center Coast Capital Advisors, LP
With respect to the Sub-Advisor, the Board considered that the Investment Advisor was recommending the renewal of the Sub-Advisory Agreement, noting the Investment Advisor believes the Fund had met and was well-positioned to continue to meet its investment objective.  The Board reviewed information provided in the meeting materials setting forth the performance of the portion of the Fund managed by the Sub-Advisor and the Investment Advisor’s assessment of such performance.

The Board also considered the overall quality of services provided by the Sub-Advisor to the Fund.  In doing so, the Board considered the Sub-Advisor’s specific responsibilities in management of the Fund, including the Fund’s day-to-day portfolio management, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Sub-Advisor’s organization and operations and the Sub-Advisor’s compliance structure and compliance procedures.  Based on its review, the Board and the Independent Trustees concluded that the Sub-Advisor has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Sub-Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

The Board reviewed information regarding the advisory fee charged by the Sub-Advisor.  The Board noted that the fees charged by the Sub-Advisor were significantly less than the fees it charges to its private investment fund clients, which pay a performance fee, and within the range of the fees it charges other institutional clients.  The Board also noted that the fees charged by the Sub-Advisor to two closed-end funds it manages are higher than the fees it charges with respect to the Fund.  The Board noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fees out of the Investment Advisor’s advisory fee.

The Board also considered information relating to the Investment Advisor’s profits with respect to the Fund and determined that the level of profitability was reasonable.  The Board also considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, including the sub-advisory fees paid to the Sub-Advisor, the intangible benefits of its association with the Fund generally and any research received from broker-dealers executing transactions on behalf of the Fund and any favorable publicity arising in connection with the Fund’s performance.  The Board and the Independent Trustees concluded that the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement is fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement and the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement and the Sub-Advisory Agreement.

Center Coast MLP Focus Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2012 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 6/1/12 to 11/30/12.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expense Paid During Period*
		6/1/12	11/30/12	6/1/12 – 11/30/12
Class A	Actual Performance	$ 1,000.00	$ 1,057.50	$ 7.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.50	7.56
Class C	Actual Performance	1,000.00	1,053.10	11.55
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.75	11.33
Institutional Class	Actual Performance	1,000.00	1,058.50	6.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.31

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.25%  and 1.25% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). The expense ratios reflect an expense waiver and do not include deferred income tax expense incurred by the Fund. Assumes all dividends and distributions were reinvested.

Center Coast MLP Focus Fund
a series of the Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
125 Maiden Lane, 6th Floor
New York, New York 10038

Sub-Advisor
Center Coast Capital Advisors, LP
1100 Louisiana Street, Suite 5025
Houston, Texas 77002

Independent Registered Public Accounting Firm
Tait Weller
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Center Coast MLP Focus Fund A Shares	CCCAX	461 418 584
Center Coast MLP Focus Fund C Shares	CCCCX	461 418 576
Center Coast MLP Focus Fund Institutional Shares	CCCNX	461 418 568

Privacy Principles of the Center Coast MLP Focus Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Center Coast MLP Focus Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 766-0066, on the Fund’s website at http://www.cccmlpfocusfund.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 766-0066 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (877) 766-0066. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Center Coast MLP Focus Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: 1-877-766-0066

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-766-0066.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2012	FYE 11/30/2011
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	$1,000*	$1,000*
* $1,000 for each additional state returns filed.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2012	FYE 11/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2012	FYE 11/30/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	2/7/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	2/7/13

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/7/13